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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) October 4, 2004


                          Allied Waste Industries, Inc.
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)


                 1-14725                                  88-0228636

        (Commission File Number)              (IRS Employer Identification No.)


15880 N. Greenway-Hayden Loop, Suite 100
           Scottsdale, Arizona                              85260
(Address of principal executive offices)                   (Zip Code)


        Registrant's telephone number, including area code (480) 627-2700

                                 Not Applicable
              (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule
14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c)under the
Exchange Act (17 CFR 240.13e-4(c))

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





Item 8.01        Other Events

On October 4, 2004, Allied Waste Industries, Inc. ("Allied" or "Company") issued the following press release.



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



Contact:  Michael Burnett
Vice President, Investor Relations
480-627-2785



                                                          FOR IMMEDIATE RELEASE
                                                          ---------------------


              ALLIED WASTE NAMES CHARLES H. COTROS CHAIRMAN AND CEO
                TOM VAN WEELDEN TO CONTINUE TO SERVE AS PRESIDENT


Scottsdale, AZ - October 4, 2004 - Allied Waste Industries, Inc. (NYSE: AW), a leading waste services company, today announced the appointment of Charles H. Cotros as Chairman of the Board of Directors and Chief Executive Officer, succeeding Tom Van Weelden. Mr. Van Weelden will continue to serve as Allied Waste's President, responsible for Sales, Operations and Market Planning and Development, and will remain a member of the Board of Directors. He will report to Mr. Cotros. The appointment of Mr. Cotros, which was unanimously approved by the Company's Board of Directors, is effective immediately.

Mr. Cotros, who has served on Allied Waste's Board of Directors since July, previously served as Chairman and CEO of SYSCO Corporation, the largest foodservice marketing and distribution organization in North America, most recently as its Chairman and CEO, from 2000 to 2002. For their fiscal year 2002, SYSCO reported revenues of more than $23 billion. His distinguished 43-year-long career in the foodservice distribution industry included 28 years with SYSCO.

"Charles Cotros is an outstanding addition to the Allied management team," said Dennis Hendrix, Lead Director of the Allied Waste Board. "This is an appropriate time in the Company's development to add an individual with the leadership and strategic skills demonstrated by Charles during his career at one of America's most successful companies. His leadership skills will complement the operations strengths of Allied's existing management team."

Tom Van Weelden, President of Allied Waste added, "Charles has already contributed his seasoned perspective to the Company in his brief tenure as a Board member. I and the rest of our executive team look forward to working more closely with him as we work to capture the many opportunities available to Allied Waste."

"This is a very exciting time to be joining the senior leadership team at Allied Waste," said Charles Cotros, Chairman and CEO of Allied Waste. "Allied Waste is a fundamentally strong Company in a very stable industry, and I look forward to playing a role with Tom, the rest of our management team and all our employees to take this Company to the next level."

Mr. Cotros began his career in the foodservice industry in 1960 with his family's business, Tri-State General Food Supply. After the company merged with SYSCO in 1974 he served as president of the Memphis operation from 1975 to 1977 and 1982 to 1988. During the 1977 to 1982 interim period, he was president of SYSCO's Jackson, Mississippi operation. Upon returning to Memphis in 1982, he was that operation's chief executive officer while simultaneously serving as chairman of SYSCO companies in Arkansas, Louisiana, Mississippi and Kentucky. Mr. Cotros was elected to SYSCO's board of directors in 1986 and, in 1988, was appointed executive vice president of the corporation and president, foodservice operations. He was elected chief operating officer of SYSCO in 1995 and assumed the additional role of president of the corporation in 1999.

Allied Waste will host a conference call today, Monday, October 4th at 5:00 p.m. ET to discuss this announcement. To listen to the call, please dial 484-630-4132 approximately 10 minutes prior to the start of the call and ask the operator for the Allied Waste conference call. The call will also be broadcast live over the Internet on the Company's website: www.alliedwaste.com. A replay of the call will be available beginning at 7:00 p.m. ET on October 4th through 5:00 p.m. ET on October 18th by dialing 402-220-9834 or accessing our website.

Allied Waste Industries, Inc., a leading waste services company, provides collection, recycling and disposal services to residential, commercial and industrial customers in the United States. As of June 30, 2004, the Company served customers through a network of 312 collection companies, 164 transfer stations, 167 active landfills and 57 recycling facilities in 37 states. In 2003, the Company reported revenues of $5.2 billion.
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


Safe Harbor for Forward-Looking Statements

This press release  includes  forward-looking  statements  within the meaning of
Section 27A of the Securities Act of 1933 and Section 21E of the Securities and Exchange Act of 1934. These statements relate to our operations that are based on current expectations, estimates and predictions. Words such as "may," "will," "could," "would," "should," "anticipate," "predict," "potential," "continue," "expects," "intends," "plans," "projects," "believes," "outlook," "estimates" and similar expressions are used to identify these forward-looking statements. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. Although we believe that the expectations reflected in these forward looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. Forward-looking statements in this press release include, among others, statements regarding the opportunities available to Allied Waste.

These forward-looking statements involve risks and uncertainties which could cause actual results to differ materially from the forward-looking statements for many reasons, including, without limitation: (1) weakness in the U.S. economy may cause a decline in the demand for the Company's services (particularly in the commercial and industrial sectors), a decline in the price of commodities sold by us, increased competitive pressure on pricing and generally make it more difficult for us to predict economic trends; (2) we may be impeded in the successful integration of acquired businesses and our market development efforts, which may cause significant increases in our waste disposal expenses; (3) risks associated with undisclosed liabilities of acquired businesses; (4) we may be unsuccessful in achieving greater aggregate revenues from price increases; (5) a change in interest rates or a reduction in the Company's cash flow could impair our ability to service and reduce our debt obligations; (6) volatility in interest rates may, among other things, affect earnings due to possible mark to market changes on certain interest rate hedges;
(7) divestitures by us may not raise funds exceeding financing needed for future acquisitions, or may not occur at all; (8) severe weather conditions could impair our operating results; (9) the covenants in our credit facilities and indentures may limit our ability to operate our business; (10) we could be unable to obtain required permits; (11) we may be unable to raise additional capital to meet our operational needs; (12) increases in final capping, closure, post-closure, remediation and regulatory compliance costs could result in an increase in our operating costs; (13) we may be unable to obtain financial assurances; (14) the loss of services of any members of senior management may affect our operating abilities; (15) government regulations may increase the cost of doing business; (16) potential liabilities, including the outcome of litigation brought by government agencies, liabilities associated with our acquisitions and hazardous substance and environmental liabilities could increase costs; (17) potential increases in commodity, insurance and fuel prices may make it more expensive to operate our business; (18) potential increases in our operating costs or disruption to our operations as a result of union initiated work stoppages; (19) we may not realize the net benefits of best practice programs; (20) potential errors in accounting estimates and judgments;
(21) the effects that trends toward requiring recycling, waste reduction at the source and prohibiting the disposal of certain types of wastes could have on volumes of waste going to landfills and waste-to-energy facilities; and (22) the outcome of legal proceedings.

Other factors which could materially affect such forward-looking statements can be found in the Company's periodic reports filed with the Securities and Exchange Commission, including risk factors detailed in Management's Discussion and Analysis in Allied's Form 10-K for the year ended December 31, 2003. Shareholders, potential investors and other readers are urged to consider these factors carefully in evaluating the forward-looking statements and are cautioned not to place undue reliance on such forward-looking statements. The forward-looking statements made herein are only made as of the date of this press release and the Company undertakes no obligation to publicly update such forward-looking statements to reflect subsequent events or circumstances.

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                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of
      1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          ALLIED WASTE INDUSTRIES, INC.

                            By:  /s/ PETER S. HATHAWAY
         ---------------------------------------------------------------
                             Peter S. Hathaway
          Executive Vice President and Chief Financial Officer





Date:  October 4, 2004